Exhibit 99.1

Escrow Agreement
Depositors: Novafora, Inc. (“Novafora”) and Intellectual Venture Funding LLC (“Venture Funding”)
Beneficiary: Transmeta Corporation
This Escrow Agreement (“Agreement”) is entered into among Silicon Valley Bank (“Escrow Agent”), having its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054, Depositor and Beneficiary, collectively referred to herein as “Parties.”
Escrow Account #:
(Assigned upon receipt of signed escrow agreement)
Purpose of Escrow:
Escrow Agent will retain funds in advance of the closing of the merger transaction (the “Merger”) contemplated by an Agreement and Plan of Merger (the “Merger Agreement”) to be entered into among Novafora, Transformer Acquisition LLC a wholly owned subsidiary of Novafora (“Merger Sub”), and Beneficiary, which Merger Agreement shall specifically include a reference to this Agreement.
Depositors and Beneficiary desire to establish this Agreement for the purpose of facilitating and regularizing the receipt of monies due, and disbursement of those monies in connection with the closing of the Merger. The Escrow Agent will receive funds due and disburse the funds per instructions described in this Escrow Agreement.
The parties hereby agree as follows:
1.	Appointment of the Escrow Agent. Depositors and Beneficiary do hereby appoint, constitute and designate Silicon Valley Bank as their Escrow Agent for the purposes set forth herein, and the Escrow Agent accepts the agency created under this Agreement and agrees to perform the obligations as stated herein.
2.	Conflict with Other Agreements. Depositors and Beneficiary agree that this Agreement supersedes any conflicting terms contained in any other agreement or understanding pertaining to the monies.
3.	Deliveries to Escrow Agent. Prior to the execution of the Merger Agreement, Venture Funding shall deliver to the Escrow Agent via wire transfer or book transfer the sum of $11,600,000 (the “Escrow Amount”). Upon receipt of the Escrow Amount, Escrow Agent shall acknowledge receipt of the Escrow Amount by delivery, via email or other electronic means, to each of Novafora and Beneficiary of an acknowledgement in substantially the form attached hereto as Exhibit B (the “Acknowledgement”), and agrees to hold and disburse the Escrow Amount in accordance with the terms and conditions of this Escrow Agreement and for the uses and purposes stated herein. Such amount shall be delivered into escrow in accordance with the instructions in Exhibit C. The parties hereby acknowledge that the execution of the Merger Agreement is conditioned upon the Escrow Agent’s receipt of the Escrow Amount and receipt of the Acknowledgement by Novafora and Beneficiary. Novafora and Beneficiary shall deliver a true and complete copy of the Merger Agreement to Escrow Agent promptly following execution thereof.
4.	Investment of Funds. All such funds will be deposited to the Escrow Account, which shall be an interest bearing money market account at the Escrow Agent. All interest earned, paid or distributed with respect to the Escrow Account shall be the sole property of Novafora, shall not constitute part of the Escrow Amount and shall be disbursed to Novafora with the disbursement of the deposit.
5.	Responsibilities of Escrow Agent. The duties and responsibilities of the Escrow Agent shall be those expressly set forth in this Agreement. No implied duties of the Escrow Agent shall be read into this Agreement and the Escrow Agent shall not be subject to, or obligated to recognize any other agreement between or direction or instruction of, any or all of the parties hereto. The Escrow Agent shall also not be responsible for

Escrow Agreement
the duties of Depositors and Beneficiary to each other.
6. Disbursements.
6.1 Release Upon Consummation of Merger.
(A) In advance of the consummation of the Merger and on or prior to the date of satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in Sections 6.3 (Company Stockholder Approval), 6.4 (Company Officers’ Certificate) and 6.8 (Closing Statement) of the Merger Agreement (such date referred to herein as the “Confirmation Release Date”), Venture Funding shall, if the Release Conditions (as defined below) have been satisfied in accordance with the terms of the Merger Agreement as of the Confirmation Release Date, execute and irrevocably deliver, without conditions, to Escrow Agent a certification, substantially in the form attached hereto as Exhibit D (the “Certification”), that (i) the closing condition set forth in Section 6.1 of the Merger Agreement has been satisfied in accordance with the terms of the Merger Agreement with respect to the representations of the Company in Section 2.7 (Intellectual Property) of the Merger Agreement (in each case as the Merger Agreement existed on or about November 17, 2008, as may be amended, to the extent that the closing condition set forth in Section 6.1 of the Merger Agreement and the representations of the Company in Section 2.7 (Intellectual Property) are not amended) and (ii) the closing condition set forth in Section 6.2 of the Merger Agreement has been satisfied in accordance with the terms of the Merger Agreement with respect to the covenants of the Company in Sections 4.2(b)(xvi) (regarding activities with respect to Company Owned IP) and 4.2(b)(xxii) (regarding activities with respect to business lines, properties or assets) of the Merger Agreement (in each case as the Merger Agreement existed on or about November 17, 2008 , as may be amended, to the extent that the closing condition set forth in Section 6.2 of the Merger Agreement and the covenants of the Company in Sections 4.2(b)(xvi) and 4.2(b)(xxii) of the Merger Agreement are not amended) (collectively, the “Release Conditions”). Novafora and Beneficiary agree that if any of the provisions listed below are revised without the written consent of Venture Funding, from the language contained in the draft of the Merger Agreement circulated among Venture Funding, Novafora and Beneficiary on November 13, 2008, 9:22PM (PST) and the draft of the Company Disclosure Schedule circulated among Venture Funding, Novafora and Beneficiary on November 12, 2008, 9:19PM (PST), Venture Funding shall not be required to deliver the Certification: (i) the representations of the Company in Section 2.7 of the Merger Agreement, (ii) the covenants of the Company in Sections 4.2(b)(xvi) and 4.2(b)(xxii) of the Merger Agreement, (iii) the closing conditions in Sections 6.1 and 6.2 of the Merger Agreement, and (iv) any provisions of the Company Disclosure Schedule corresponding to Sections 2.7, 4.2(b)(xvi), 4.2(b)(xxii), 6.1 or 6.2 of the Merger Agreement. For the avoidance of doubt, Venture Funding shall be obligated to execute and irrevocably deliver, without conditions, the Certification to the Escrow Agent if the Release Conditions are satisfied in accordance with the terms of the Merger Agreement (in each case as the Merger Agreement existed on or about November 17, 2008 , as may be amended, to the extent that the terms referenced above are not amended) as of the Confirmation Release Date, and such execution and delivery obligation of Venture Funding shall be enforceable against Venture Funding, by the Beneficiary or Novafora, by the remedies provided under Section 16 hereof. Notwithstanding anything herein to the contrary, Venture Funding shall be obligated to execute and irrevocably deliver, without conditions, the Certification to the Escrow Agent upon a final judgment or order by the Court of Chancery of the State of Delaware, which order has not been stayed, enforcing the consummation of the Merger (pursuant to Section 9.10 of the Merger Agreement), such Certification to be delivered notwithstanding the pendancy of any appeal with respect to such judgment or order; provided that, if the Release Conditions and the release of the Escrow Amount hereunder are at issue in any judicial proceeding with respect to the issuance of such judgment or order, Venture Funding shall only be bound by this sentence in the event that Venture Funding is a party to such proceedings and Venture Funding hereby consents to being made party to any such proceedings.
(B) Upon receipt of the Certification and confirmation of the consummation of the Merger evidenced by delivery to the Escrow Agent of a copy of the certificate of merger with respect to the Merger, certified by the Secretary of State of Delaware (the “Certificate of Merger”), Escrow Agent shall release the entire Escrow Amount (which, for the avoidance of doubt, shall exclude any interest earned thereon), less any fees payable in connection with this Escrow, as set forth in this agreement, without any further conditions and deliver such funds in accordance with the instructions set forth in Exhibit E. The Escrow Agent shall rely solely on receipt of the Certification and

Escrow Agreement
the Certificate of Merger and, once the Certification has been delivered by Venture Funding, shall disregard and not act upon any purported revocation or countermand of the Certification.
6.2 Release Upon Failure to Enter into Merger Agreement or to Consummate the Merger or Upon Termination of Merger Agreement. In the event that (i) the Merger Agreement has not been executed by Novafora, Merger Sub and Beneficiary by November 18, 2008, (ii) the Certification is not delivered to Escrow Agent within 120 days following the date of the Merger Agreement (or such later date if this Agreement is amended pursuant to Section 6.3) or (iii) Venture Funding, Novafora and Beneficiary deliver joint written notice indicating that the Merger has not been consummated and/or the Merger Agreement has been terminated (Exhibit F), then, in each case, Escrow Agent shall return the Escrow Amount, less any fees payable in connection with this Escrow, to Venture Funding. Notwithstanding anything herein to the contrary other than as described in clause (i) of this Section 6.2, if within 120 days following the date of the Merger Agreement (or such later date if this Agreement is amended pursuant to Section 6.3) any of the Parties provides written notice to the other Parties (including, in all cases, the Escrow Agent) of a disagreement or dispute with respect to the disposition of the Escrow Amount and the intent to seek relief in accordance therewith (including but not limited to the intent to pursue remedies available under Sections 11 and/or 16 hereof), no portion of the Escrow Amount shall be released pursuant to this Section 6.2 until resolution of such disagreement or dispute, such resolution to be evidenced by delivery to the Escrow Agent of either (i) joint written instructions from Venture Funding, Novafora and Beneficiary indicating that such dispute has been resolved or (ii) the judgment of a court of competent jurisdiction as provided in Section 6.1, Section 11, and Section 16 hereof on which the Escrow Agent shall be entitled to conclusively rely. Upon receipt of such evidence, the Escrow Agent shall distribute the Escrow Amount in accordance with the terms thereof and is hereby expressly authorized to comply with and obey orders, judgments or decrees in connection therewith. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person by reason of such compliance, notwithstanding any such order, judgment, or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
6.3 Extensions. Any request to extend the date noted in Section 6.2 requires the written consent of Venture Funding, Novafora and Beneficiary. Such request is not effective until confirmed in writing by Escrow Agent.
6.4 Delivery of Documents to Escrow Agent. Notwithstanding anything to the contrary contained in this Agreement, the parties accept and agree that Escrow Agent has no obligation to verify the validity, accuracy, or completeness of any of the documents provided to it by the Depositors or Beneficiary. Escrow Agent disclaims all liability (under any theory of liability) when acting consistent with its obligations under this Agreement under a good faith belief that the documents provided to it are valid, including but not limited to the Merger Agreement or certifications. Any documents properly received by Escrow Agent shall be presumed to be valid, accurate, and complete as delivered.
7.	Fees. The fees of the Escrow Agent for services rendered in connection with this Escrow Agreement are outlined in Exhibit A. It is the responsibility of the Beneficiary to pay the required fees to the Escrow Agent. Any fees not paid by the Beneficiary will be deducted from the Escrow Amount prior to disbursement of the funds.
8.	Instructions and Directions to Agent. The Escrow Agent is authorized, in its sole discretion, to disregard any and all notices or instructions given by any person or entity, except notices or instructions as provided for in this Agreement (Disbursement Instructions) and orders or process of any court entered or issued with or without jurisdiction. If any property subject hereto is at any time attached, garnished, or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment, or decree shall be made or entered by any court affecting such property or any party hereto, then in any such events, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree with which it is advised by legal counsel of its own choosing, and if it complies with any such order, writ, judgment or decree it shall not be liable to any other party hereto or to any other person, firm or corporation by reason of such

Escrow Agreement
compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside, or vacated.

9.	Agent’s Right to Rely on Genuineness of Instrument. The Escrow Agent may rely, and shall be protected in acting or refraining from acting, upon any instrument furnished to it hereunder and believed by it to be genuine and believed by it to have been signed or presented by the appropriate party or parties described in this Agreement. The Escrow Agent shall not be responsible nor liable in any respect on account of the lack of authority, or lack of right of any such person executing, or delivering or purporting to execute, deposit or deliver any such document, funds or endorsement of this Agreement or on account of or by reason of forgeries, or false representations.

10.	Indemnity and Hold Harmless of Bank. Each of the Depositors and Beneficiary, severally and not jointly, hereby agree to indemnify and hold harmless Escrow Agent, its affiliates and their respective directors, officers, agents and employees (“Indemnified Persons”) against any and all claims, causes of action, liabilities, lawsuits, demands and damages (each, a “Claim”) arising from this Agreement, including without limitation, any and all court costs and reasonable attorneys’ fees, in any way related to or arising out of or in connection with this Agreement or any action taken or not taken pursuant hereto, including, but not limited to, any Claims arising as a result of Escrow Agent’s adherence to instructions from Depositors and Beneficiary; provided that no Indemnified Person shall be entitled to be indemnified to the extent that such Claims result from an Indemnified Person’s gross negligence or willful misconduct. This provision shall survive the termination of this Agreement.

11.	Disagreements. In the event of any disagreement between the parties and/or any other person, resulting in an adverse claim or demand being made in connection with this Agreement, Escrow Agent shall not become liable to the parties for damages or interest for Escrow Agent’s failure or refusal to comply with conflicting or adverse demands, and Escrow Agent may continue to refuse to act until the disagreement is resolved by the parties or by the court in which the Escrow Agent files a request for interpleader.

12.	Relationship of the Parties. Other than the escrow agency described herein, nothing in this Agreement shall create any other agency or fiduciary relationship between Depositors, Beneficiary and Escrow Agent.

13.	Waiver. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR ANYWHERE ELSE, DEPOSITORS AND BENEFICIARY EACH WAIVE, AND THEY AGREE THAT THEY SHALL NOT SEEK FROM ESCROW AGENT UNDER ANY THEORY OF LIABILITY (INCLUDING WITHOUT LIMITATION ANY THEORY IN TORT), ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING IN CONNECTION WITH THIS AGREEMENT.

14.	Jury Trial Waiver. DEPOSITORS, BENEFICIARY AND ESCROW AGENT EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

Escrow Agreement
15.	Governing Law and Jurisdiction. The parties hereto agree that this Agreement shall be governed exclusively under and in accordance with the laws of the State of California. All parties hereto each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California; provided that the rights and obligations of Novafora, Venture Funding and Beneficiary under Section 6.1(A) shall be governed by the laws of Delaware and for purposes of Section 6.1(A), Novafora, Venture Funding and Beneficiary shall be entitled to avail themselves of the courts of the State of Delaware.
16.	Specific Performance. It is agreed that the Beneficiary or any Depositor shall be entitled to equitable relief, including, but not limited to, an injunction or injunctions against the Beneficiary or any other Depositor and other equitable remedies to enforce specifically the obligations of the Beneficiary or any Depositor under this Escrow Agreement (including, without limitation, Section 6 hereof), in each case, without the necessity of proving the inadequacy of money damages as a remedy and without the necessity of posting any bond or other security, this being in addition to any other remedy to which they are entitled at law or in equity. It is further agreed that neither the Beneficiary nor any Depositor shall seek or be entitled to an injunction or injunctions preventing Escrow Agent’s performance of its obligations to any Party under this Agreement.
17.	Attorneys’ Fees, Costs and Expenses. In any action or proceeding between Escrow Agent and any other party to this Agreement, the prevailing party will be entitled to recover its reasonable attorneys’ fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.
18.	Term and Termination. Unless terminated earlier pursuant to Section 6.2, this Agreement shall remain in effect until all amounts received by the Escrow Agent have been disbursed as provided herein above. In no case will the termination of this Agreement relieve the parties of their responsibility to pay any fees due to the Escrow Agent and payable under this Agreement.
19.	Resignation of the Agent. The Agent reserves the right to resign as Escrow Agent at any time by giving thirty days advance written notice to Depositors and Beneficiary. Within thirty days after receipt of said notice of resignation, Depositors and Beneficiary shall inform the Escrow Agent of a successor escrow agent to which the Escrow Agent shall distribute the property then held hereunder, less its fees, costs and expenses (including counsel fees and expenses). If Depositors and Beneficiary are unable to appoint a successor escrow agent within thirty days and there is property held under this Agreement, then Depositors and Beneficiary shall cause the property to be disbursed in accordance with Section 6.
20.	Amendment. The provisions of this Agreement may only be altered, modified or amended by instrument in writing duly executed by all of the Parties hereto.
21.	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed as original of one and the same document.
22.	Notices. Any notice or other communication shall be in writing and shall be sent by United States mail, overnight courier or facsimile to the noted addresses set forth below the parties’ signatures. For all purposes hereof any notice so mailed shall be as effectual as though served upon the person of the party to whom it was mailed at the time of the deposit in the United States mail or faxed.
23.	Business Days. Unless otherwise specified herein, all “days” referred to in this Agreement shall be business days. Whenever under the terms hereof the time giving a notice or performing an act falls upon a Saturday, Sunday or federal holiday, such time shall be extended to the next following business day.
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Escrow Agreement
The Depositors and Beneficiary each state that they have read the foregoing Agreement, understand and agree to it, and acknowledge receipt of a copy of the same. The Depositors and the Beneficiary further acknowledge that this Agreement shall not be effective until signed by the Escrow Agent.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year of the last signature below.

Depositors:		Beneficiary:

NOVAFORA, INC.		TRANSMETA CORPORATION

By:	/s/ Vincent Pluvinage	By:	/s/ Lester M. Crudele

Name & Title: Vincent Pluvinage, Authorized Person Date: November 14, 2008		Name & Title:Lester M. Crudele, President & CEO Date: November 14, 2008

Address for Notices:		Address for Notices:

Attn:	Zaki Rakib	Attn:	Sujan Jain, CFO

	2460 N. 1st St.		Transmeta Corporation
	San Jose, CA 95131		2540 Mission College Blvd.
Santa Clara, CA 95054

Tel:		Tel:	408-919-6454

Fax:		Fax:	408-919-6564

Email:		Email:

INTELLECTUAL VENTURE FUNDING LLC

By:	/s/ Zaki Rakib

Name & Title: Zaki Rakib, CEO
Date:	November 14, 2008

Address for Notices:

Attn:

Tel:

Fax:

Email:

Escrow Agreement
Escrow Agent:
Silicon Valley Bank

By:	/s/ Maribel Higareda
Name & Title:	Maribel Higareda, Ops. Supervisor
Date:	11/14/08

Address for Notices:
Attn: Deposit Escrow Services
Silicon Valley Bank
3003 Tasman Drive
Santa Clara, CA 95054
Tel: (408) 654-7154
Fax: (408) 496-2417
Email: escrowservices@svbank.com

Escrow Agreement
Exhibit A
Fees Schedule
In accordance with Section 7 of this Agreement, the following fees are due to the Escrow Agent:

Type of Fee:	Amount	Due:	Responsible Party:
Escrow Fee*:	$3,000 (non-refundable)	Payable at the time the escrow account is established
Renewal Fee: (if applicable)	$1,250 (non-refundable)	Payable on the first and subsequent anniversaries of the escrow account
Disbursement Fees:	➢ $25.00 — wire transfers to SVB accounts	Per disbursement per payee. Payable at the time of the disbursement.
➢ $65.00 — wire transfers to U.S. banks
➢ $80.00 — wire transfer to non U.S. banks

*	An additional fee of up to $500 may be charged if revisions to the agreement are requested (you will be notified if the additional fee applies at the time of the request).

Escrow Agreement
Exhibit B
Acknowledgement of Receipt of Escrow Amount

To:	Novafora, Inc.
Transmeta Corporation
     Pursuant to that certain Escrow Agreement dated as of November 14, 2008 by and among Silicon Valley Bank, Intellectual Venture Funding LLC, Novafora, Inc., and Transmeta Corporation (the “Escrow Agreement”), Silicon Valley Bank hereby acknowledges and confirms receipt of the Escrow Amount (as defined in the Escrow Agreement] in the amount of $11,600,000.

SILICON VALLEY BANK.

By:

Name:

Title:

Escrow Agreement
Exhibit C
Delivery Instructions
In accordance with Section 3 of this Agreement, all funds to be deposited to the Escrow Account should be delivered as follows:
Remittance Via Wire Transfer:
Account Name: Transmeta Corporation Escrow Account

Bank:	Silicon Valley Bank

Account #:

ABA #:	121140399

Address:	Silicon Valley Bank
3003 Tasman Drive
Santa Clara, CA 95054

Escrow Agreement
Exhibit D
CERTIFICATION
OF
INTELLECTUAL VENTURE FUNDING LLC
     Reference is made to that certain Escrow Agreement dated as of November 14, 2008 (the “Escrow Agreement”) by and among Intellectual Venture Funding LLC (“Venture Funding”), Novafora, Inc. (“Novafora”) and Transmeta Corporation (the “Company”).
     The undersigned does hereby certify that he is a duly authorized signatory of Venture Funding and that, with respect to the Agreement and Plan of Merger (the “Merger Agreement”) among Novafora, Transformer Acquisition LLC and the Company:
1.	The closing condition set forth in Section 6.1 of the Merger Agreement has been satisfied in accordance with the terms of the Merger Agreement with respect to the representations of the Company in Section 2.7 of the Merger Agreement; and

2.	The closing condition set forth in Section 6.2 of the Merger Agreement has been satisfied in accordance with the terms of the Merger Agreement with respect to the covenants of the Company in Sections 4.2(b)(xvi) and 4.2(b)(xxii) of the Merger Agreement.

3.	The undersigned hereby irrevocably instructs the Escrow Agent to release the entire Escrow Amount pursuant to Section 6.1 of the Escrow Agreement upon receipt by the Escrow Agent of delivery to the Escrow Agent of a copy of the certificate of merger with respect to the Merger, certified by the Secretary of State of Delaware.
All capitalized terms not otherwise herein defined shall have the same meaning set forth in the Merger Agreement.

Name:
Title:

Date

Escrow Agreement
Exhibit E
Delivery Instructions
In accordance with Section 6.1 of this Agreement, all funds to be deposited to the Escrow Account should be delivered as follows:
Remittance Via Wire Transfer:

Bank Name:	Wells Fargo

Routing Number:	121000248

Company Name:	Transmeta Corporation

Account Number:

Escrow Agreement
Exhibit F
Escrow Account Disbursement Instructions
(Merger Not Consummated/Terminated)
Silicon Valley Bank
Deposit Escrow Services
3003 Tasman Drive
Santa Clara, CA 95054
Fax: (408) 496-2417
Escrow Agreement dated:
Depositors:
Beneficiary:
This letter is delivered pursuant to Section 6 of the Escrow Agreement, by and among the Depositors, Beneficiary and Silicon Valley Bank as Escrow Agent.
The Merger contemplated by this Agreement has not been consummated and/or has been terminated. The Escrow Amount, less any fees payable in connection with this Escrow, should be returned to Venture Funding via wire per below.
Wire Transfer Instructions:

Name on Account:

Bank Name:

Account Number:

Bank ABA/Routing Number:

Reference:

The undersigned has caused its duly authorized representative to execute this letter as of the date hereof.
Sincerely,

NOVAFORA	BENEFICIARY

By:	By:

Name & Title:	Name & Title:

Date:	Date: